Exhibit 10.2

Execution Version

FIRST AMENDMENT TO

ASSET-BASED REVOLVING CREDIT AGREEMENT

FIRST AMENDMENT TO ASSET-BASED REVOLVING CREDIT AGREEMENT, dated as of May 30, 2023 (this “Amendment”), by and among PAR PACIFIC HOLDINGS, INC., a Delaware corporation (“Holdings”), PAR PETROLEUM, LLC, a Delaware limited liability company (“Par Borrower”), PAR HAWAII, LLC, a Delaware limited liability company (“Par Hawaii”), HERMES CONSOLIDATED, LLC, a Delaware limited liability company (“Hermes”), WYOMING PIPELINE COMPANY LLC, a Wyoming limited liability company (“Wyoming Pipeline”), PAR MONTANA, LLC, a Delaware limited liability company (“Par Montana”), and PAR ROCKY MOUNTAIN MIDSTREAM, LLC, a Delaware limited liability company, (“Par Rocky”, and collectively, with the Par Borrower, Par Hawaii, Hermes, Wyoming Pipeline and Par Montana, the “Borrowers”), each of the lenders, swing line lender and issuing banks party to the Credit Agreement (as defined below) (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent and collateral agent for each member of the Lender Group (as defined in the Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Lenders and the Agent are parties to that certain Asset-Based Revolving Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein;

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein in order to, among other things, adjust the conditions precedent and other provisions related to the Billings Acquisition Increase in order to facilitate the Billings Acquisition;

WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1 Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article II hereof, on the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:

““Billings Acquisition Borrowing” means any Borrowing made on or after the Billings Acquisition Increase Date, but no later than the Billings Acquisition Date, in order to partially fund the Billings Acquisition.”

““Billings Acquisition Date” has the meaning specified therefor in Section 2.2(g) of this Agreement.”

““Billings Acquisition Escrow Account” means an escrow account that is established by certain parties to the Billings Acquisition to hold the proceeds of Billings Acquisition Borrowing to be used for the Billings Acquisition, on terms reasonably acceptable to Agent.”

““First Amendment” means the First Amendment to Asset-Based Revolving Credit Agreement, dated as of May 30, 2023, executed by Holdings, the Borrowers, the Agent, the Lenders and each other party thereto.”

(b) The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new paragraph immediately after the last paragraph of such definition:

“As of the Billings Acquisition Increase Date, the Borrowing Base shall be deemed to equal (i) the Borrowing Base in effect immediately prior to the effectiveness of the First Amendment, plus (ii) $231,601,769.76 , and the Borrowing Base shall equal such aggregate amount until the date that the Borrowing Base is otherwise determined or adjusted pursuant to this terms of this Agreement (including pursuant to Section 2.2(h)(i)).”

(c) Section 2.2(b) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“(b) The execution, delivery and effectiveness of the First Amendment shall be the sole condition precedent to the Billings Acquisition Increase of the Initial Revolver Commitments and the Maximum Revolver Amount in connection thereof (the date such condition is satisfied, the “Billings Acquisition Increase Date”)”

(d) Section 2.2 of the Credit Agreement is hereby amended by inserting the following provisions immediately after subsection (f) thereof:

“(g) The “Billings Acquisition Date” shall occur on the date on which each of the following conditions are satisfied:

(i) The Billings Acquisition shall have been consummated in accordance with the Billings PSA without giving effect to any amendment, waiver, consent or modification that is materially adverse to the Lenders without the consent of each Lender with a Billings Acquisition Revolver Increase Commitment.

(ii) Upon consummation of the Billings Acquisition and the payment of all consideration in respect thereof (and related fees and expenses) required to be paid on the date thereof, Excess Availability shall be at least $100,000,000, calculated on a pro forma basis after giving effect to the Billings Acquisition Increase and the Billings Acquisition Borrowing.

(iii) The Specified Representations of any acquired Subsidiary in connection with the Billings Acquisition and, to the extent Holdings, Par Montana, LLC or Par Montana Holdings, LLC under the Billings PSA has the right to terminate its obligations under the Billings PSA or the failure of such representation results in a failure of a condition of the obligations of Holdings, Par Montana, LLC or Par Montana Holdings, LLC to consummation the Billings Acquisition, any such representations in the Billings PSA, in each case, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Billings Acquisition Increase Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(iv) Holdings shall have delivered to Agent an officer’s certificate executed by an Authorized Person of Holdings certifying as to the satisfaction of clauses (i)-(iii) of Section 2.2(g).

(v) Borrowers shall have delivered to Agent an updated Borrowing Base Report taking into account the Billings Acquisition.

(h) If the Billings Acquisition Increase occurs but the Billings Acquisition Date does not occur on or before June 5, 2023 (or such later date as may be agreed by the Agent in its sole discretion, so long as all proceeds of the Billings Acquisition Borrowing remain in the Billings Acquisition Escrow Account until the earlier of the Billings Acquisition Date and the prepayment of the Billings Acquisition Borrowing in accordance with Section 2.4(e)(iii)):

(i) the Borrowing Base shall revert to the amount thereof immediately prior to the Billings Acquisition Increase Date, and the Borrowing Base shall equal such amount until the date that the Borrowing Base is otherwise determined or adjusted pursuant to this terms of this Agreement;

(ii) the Revolving Commitments will be reduced to the amount of Revolving Commitments in effect immediately prior to the execution, delivery and effectiveness of the First Amendment, and the Borrowers shall prepay the Billings Acquisition Borrowing in accordance with Section 2.4(e)(iii);

(iii) the Billings Acquisition Revolver Increase Commitments shall equal zero;

(iii) except with respect to Section 2.2, Section 2.4(c)(iii) and Section 2.4(e)(iii), the Billings Acquisition Increase shall be deemed to have never occurred, and for the avoidance of doubt, no increases to sublimits, baskets, thresholds or other amounts in this Agreement that are contingent upon the consummation of the Billings Acquisition Increase shall apply; and

(iv) after the prepayments required by Section 2.4(e)(iii) are made in accordance therewith and such prepaid amounts are allocated among the Lenders, the Lenders will be deemed to have made the necessary assignments (if any) among the Lenders in order to unwind the assignments made pursuant to Section 2.2(e) of the Credit Agreement.”

(e) Section 2.4(c) of the Credit Agreement is hereby amended by inserting the following provision immediately after clause (ii) thereof:

“(iii) If the Billings Acquisition Increase occurs but the Billings Acquisition Date does not occur on or before June 5, 2023 (or such later date as may be agreed by the Agent in its sole discretion, so long as all proceeds of the Billings Acquisition Borrowing remain in the Billings Acquisition Escrow Account), the Revolving Commitments shall be automatically and permanently reduced on June 6, 2023 (or such later date as may be agreed by the Agent in its sole discretion, so long as all proceeds of the Billings Acquisition Borrowing remain in the Billings Acquisition Escrow Account) by an amount equal to the amount of the Billings Acquisition Increase.”

(f) Section 2.4(e) of the Credit Agreement is hereby amended by inserting the following provision immediately after clause (ii) thereof:

“(iii) If a reduction in Revolving Commitments pursuant to Section 2.4(c)(iii) occurs, Borrowers shall prepay the Obligations by causing (unless Agent otherwise causes, in accordance with the terms of the escrow documentation for the Billings Acquisition Escrow Account) the proceeds of the Billings Acquisition Borrowing to be released from the Billings Acquisition Escrow Account to Agent on June 6, 2023 (or such later date as may be agreed by the Agent in its sole discretion, so long as all proceeds of the Billings Acquisition Borrowing remain in the Billings Acquisition Escrow Account) in an aggregate principal amount equal to the amount of the Billings Acquisition Borrowing.”

(g) Section 5.15(d)(i)(A) of the Credit Agreement is hereby amended by inserting the following provision at the end thereof:

“Notwithstanding the foregoing, the Billings Acquisition Escrow Account shall not be subject to the requirements of this Section 5.15(d)(i)(A) prior to the earlier of the Billings Acquisition Date and the prepayment of the Billings Acquisition Borrowing in accordance with Section 2.4(e)(iii).”

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived by the Agent):

(a) The Agent (or its counsel) shall have received from (i) each Lender, (ii) the Agent (iii) Holdings; and (iv) each Borrower, a counterpart of this Amendment signed on behalf of such party; and

(b) Each representation and warranty contained in Section 3.1 hereof shall be true and correct in all respects on and as of the Amendment Effective Date.

ARTICLE III

Representations and Warranties

Section 3.1 Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, each of the Loan Parties and Holdings hereby represents and warrants to the Lender Group that:

(a) all representations and warranties made by Holdings, any Loan Party or any Restricted Subsidiary and contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof and the Amendment Effective Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b) no Default or Event of Default has occurred and is continuing, nor shall result from the consummation of this Amendment or the transactions contemplated hereby;

(c) since the Closing Date, there has not occurred that is continuing, to the knowledge of Holdings or any Loan Party, a Material Adverse Effect (as defined in the Billings PSA);

(d) upon the payment of all consideration (and related fees and expenses) in respect of the Billings Acquisition required to be paid on or before the consummation of the Billings Acquisition (including any amounts to be paid into the Billings Acquisition Escrow Account), Excess Availability shall be at least $100,000,000, calculated on a pro forma basis after giving effect to the Billings Acquisition Increase and the Billings Acquisition Borrowing; and

(e) the applicable Borrowers expect to consummate the Billings Acquisition on or before June 5, 2023 in accordance with the Billings PSA without giving effect to any amendment, waiver, consent or modification that is materially adverse to the Lenders without the consent of each Lender with a Billings Acquisition Revolver Increase Commitment.

ARTICLE IV

Miscellaneous

Section 4.1 Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly amended by this Amendment, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from after the Amendment Effective Date be deemed to refer to the Credit Agreement as amended by this Amendment, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment Effective Date, the Credit Agreement as amended by this Amendment.

Section 4.2 Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. Section 16.7 of the Credit Agreement is hereby incorporated and shall apply to this Amendment, mutatis mutandis.

Section 4.3 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. SECTION 11 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED AND SHALL APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

Section 4.4 Integration. This Amendment, together with the Credit Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement.

Section 4.5 Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

Section 4.6 Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment Effective Date, that its guarantee of the Guarantied Obligations (as defined in the Guaranty and Security Agreement) and its grant of Liens on the Collateral to secure the Secured Obligations (as defined in the Guaranty and Security Agreement) pursuant to each Security Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Amended Credit Agreement) subject to any limitations set out in the Amended Credit Agreement and any other Loan Document applicable to that Loan Party. Holdings expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment Effective Date, that its guarantee of the Guaranteed Obligations (as defined in the Holdings Guarantee) pursuant to the Holdings Guarantee continues in full force and effect and extends to the obligations of the Loan Parties under the Amended Credit Agreement subject to any limitations set out in the Amended Credit Agreement and the Holdings Guarantee. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

PAR PETROLEUM, LLC PAR HAWAII, LLC HERMES CONSOLIDATED, LLC WYOMING PIPELINE COMPANY LLC PAR MONTANA, LLC PAR ROCKY MOUNTAIN MIDSTREAM, LLC

By:	/s/ Shawn D. Flores
Shawn D. Flores
Chief Financial Officer

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Shawn D. Flores
Shawn D. Flores
Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Layne Deutscher
Name:	Layne Deutscher
Title:	Director

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephanie Lis
Name:	Stephanie Lis
Title:	Vice President

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement

MUFG BANK, LTD, as a Lender

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Authorized Signatory

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Keisha Leday
Name:	Keisha Leday
Title:	Authorized Signatory

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement

AMERICAN SAVINGS BANK FSB, as a Lender

By:	/s/ Liane Khim
Name:	Liane Khim
Title:	First Vice President

Signature Page to First Amendment to Asset-Based Revolving Credit Agreement